UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 8, 2004

                            FALCON NATURAL GAS CORP.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                      000-50229                  98-0403897
----------------------------    -----------------------     --------------------
(State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)             File Number)            Identification No.)

     Westchase Center, 2500 City West Blvd., Suite 300, Houston, Texas 77042
     -----------------------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code (713) 267-2240

                                      N/A
                          -----------------------------
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On October 8, 2004 ("Closing"), Falcon Natural Gas Corp. (the "Registrant") entered into an Offshore Securities Subscription Agreement with a third party not affiliated with the Registrant to purchase 1,500,000 shares of the Registrant's common stock, $.00001 per share (the "Common Stock") for $1,500,000.

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES

     On October 8, 2004, the Registrant sold 1,500,000 shares of Common Stock in a transaction that was not registered under the Securities Act of 1933 (the "Act") to a third party not affiliated with the Registrant for an aggregate of $1,500,000. The Company claims an exemption from registration afforded by Section 4(2) of the Act since the foregoing issuance did not involve a public offering, the recipient took the shares for investment and not resale and the Company took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuance and no underwriting discounts or commissions were paid by the Company. The Company also claims an exemption from registration afforded by Regulation S under the Securities Act.

ITEM 8.01 OTHER EVENTS

     The Company has been provided with investor relations materials ("Materials") prepared and distributed by Market Movers newsletter ("Market Movers") which was released during the fall of 2004. Neither the Company, its management, Halliburton Company, nor Landmark Graphics Corporation is affiliated with Market Movers, paid for the preparation or distribution of the Materials, approved the information contained in the Materials or its public dissemination. The Market Movers Materials contained information about the Company's properties ("Properties"), studies and reports completed on those Properties, potential gains from an investment in the Company, information regarding the price of natural gas and future prospects of the Company which were not endorsed by the Company. The Company disclaims any association with the use of this information by investors for investment decisions and invites investors to rely only on the Company's filings with the Securities and Exchange Commission.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

None.
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FALCON NATURAL GAS CORP.

By: /s/Alan Aitchison
    -----------------
    Alan Aitchison
    Chief Executive Office

Dated:  October 14, 2004

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